UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 12, 2021
SLEEP NUMBER CORPORATION
(Exact name of registrant as specified in its charter)
Minnesota
(State or other jurisdiction of incorporation)

000-25121	41-1597886
(Commission File Number)	(IRS Employer Identification No.)
1001 Third Avenue South, Minneapolis, MN  55404
(Address of principal executive offices) (Zip Code)
(763) 551-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SNBR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM. 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Retirement of Michael Peel

After Michael Peel’s retirement from the Board at the expiration of his then-current term at the 2020 Annual Meeting, Mr. Peel agreed to extend his service in a non-voting advisory role to the Board, as Director Emeritus. Mr. Peel has agreed to extend his service through December 31, 2021, as Director Emeritus. In this capacity, Mr. Peel will continue to receive compensation consistent with that of non-employee directors.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The Company held its Annual Meeting on May 12, 2021. At the Annual Meeting, 22,365,165 shares of common stock (constituting 90.13% of the outstanding shares), were represented in person or by proxy. The final results of the shareholder votes regarding each proposal are set forth in the following tables:

Proposal 1. Election of Directors

Daniel I. Alegre, Stephen L. Gulis, Jr., and Brenda J. Lauderback, were each elected by shareholders for three-year terms expiring at the 2024 Annual Meeting, or until their successors are elected and qualified, in accordance with the following voting results:

Nominees	For	Withheld	Broker Non-Votes
Daniel I. Alegre	20,906,605	41,579	1,416,981
Stephen L. Gulis, Jr.	20,416,150	532,034	1,416,981
Jean-Michel Valette	20,560,810	387,374	1,416,981

Proposal 2. Advisory Vote on Named Executive Officer Compensation

The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers as outlined in the Company’s proxy statement has been approved by shareholders in accordance with the following voting results:

For	Against	Abstain	Broker Non-Votes
20,553,129	356,404	38,651	1,416,981

Proposal 3. Ratification of Selection of Independent Registered Public Accounting Firm

The proposal to ratify, on an advisory basis, the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year ending January 1, 2022 was approved by shareholders in accordance with the following voting results:

For	Against	Abstain	Broker Non-Votes
22,093,273	85,447	186,445	---

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLEEP NUMBER CORPORATION
(Registrant)

Dated: May 12, 2021	By:	/s/ Samuel R. Hellfeld
	Name:	Samuel R. Hellfeld
	Title:	Senior Vice President, Chief Legal and Risk Officer